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                                  EXHIBIT 99-3

                            ASSET PURCHASE AGREEMENT

     This Agreement is between Regal International, Inc., a Delaware corporation ("SELLER") and New Regal International, Inc., a wholly owned subsidiary of Harlequin Investment Holdings Limited, a British Virgin Islands Company, ("PURCHASER") and Harlequin Investment Holdings Limited ("HARLEQUIN").

                                  * * * * * *

     A. Seller and its subsidiaries are primarily engaged in (i) the manufacturing and selling of various expendable rubber products, and (ii) in providing oil field safety (the "COMPANY BUSINESS").

     B. Seller desires to sell to Purchaser and Purchaser desires to purchase from Seller, various assets of Seller on the terms and conditions set forth below.

     NOW, THEREFORE, in consideration of the foregoing recitals and mutual promises and covenants contained herein, the parties agree as follows:

     1. PURCHASE AND SALE OF ASSETS. Upon the terms and subject to the conditions set forth below, on the Closing Date (as defined in Section 10 below), Seller shall sell, transfer and deliver to Purchaser and Purchaser shall purchase from Seller, the following property and assets owned by Seller, prior to China Strategic Holding Limited's transfer of assets to Seller, (collectively, the "SELLER'S PROPERTIES"):

        (a) All of the furniture, fixtures, equipment and supplies of Seller;

        (b) All inventory work in process and raw materials;

        (c) All real property of Seller reflected in the balance sheet of Seller as of closing;

        (d) All rights of Seller under executory contracts (the "CONTRACTS");

        (e) All accounts, accounts receivable and general intangibles;

        (f) All books and records of Seller relating to Seller's assets and properties, exclusive of Seller's corporate minute book, corporate seal and stock records;

        (g) All cash - all bank accounts or money on deposit relating to Seller's Properties held by or on behalf of Seller on the date of Closing;

        (h) All vehicles and rolling stock;

        (i) The name "Regal International"; and


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        (j) The outstanding shares of capital stock of Regal Rubber Products,
Inc. and Bell Petroleum Services, Inc.

     Seller's Properties will not include outstanding shares of capital stock of Acewin Profits Limited or the $800,000 cash paid at Closing hereunder.

     2. PURCHASE PRICE. The purchase price for Seller's Properties is Two Million Five Hundred Thousand and No/100 Dollars ($2,500,000) and Purchaser's assumptions of all liabilities (including contingent liabilities) of the Seller on the date of Closing.

     3. PAYMENT OF PURCHASE PRICE; SECURITY: The purchase price shall be paid as follows:

        (a) On the Closing Date, Purchaser shall pay Seller $800,000 cash;

        (b) On the Closing Date, Purchaser shall deliver to Seller its convertible promissory note, dated as of the Closing Date, in the principal amount of $900,000, bearing interest at nine percent (9%) per annum and being payable (principal and interest in sixty (60) equal monthly installments of $18,682 (the "NOTE"), said Note to be convertible on each anniversary date thereof into shares of common stock of Purchaser at a conversion price based on the net book value of the Purchaser's most recent audited annual balance sheet. Said option to convert must be exercised within thirty (30) days of Seller's receipt of the audited balance sheet. Said Note shall contain language which allows prepayment in whole or in part after notice to Seller and opportunity (60 days after notice) for Seller to convert. Notwithstanding anything contained herein to the contrary, the Note shall never be convertible into shares of common stock of Purchaser which exceeds forty-nine percent (49%) of the total number of outstanding shares on a fully diluted basis and the issuance of shares of common stock of Purchaser for a consideration in excess of the conversion price shall not result in dilution or a reduction in the conversion price.

        (c) On the Closing Date, Purchaser shall deliver to Seller its promissory note in the principal amount of $800,000 bearing no interest and being due and payable on the fifth (5th) anniversary thereof (the "$800,000 NOTE");

        (d) Purchaser's agreement to assume, repay or be liable for all obligations or liabilities of Seller incurred, accrued or arising from the operation or use of the Seller's Properties prior to the Closing Date, including but not limited to all secured debt and debt to Subordinated Noteholders. In addition, the Purchaser shall assume all obligations under all Contracts or similar obligations; and

        (e) The Note and $800,000 Note shall be secured by the pledge to Seller by Harlequin of all the outstanding shares of the Purchaser and by a second lien on the assets of the Purchaser.


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     4. INDEMNITIES.

        (a) Except as expressly provided in this Agreement, Seller shall not be obligated to assume, repay or be liable for any obligations or liabilities of Purchaser incurred, accrued or arising from the operation of the Seller's business after the Closing Date, it being expressly understood and agreed by the parties that all such obligations and liabilities shall be discharged solely by Purchaser.

        (b) Purchaser shall indemnify and hold Seller harmless from any and all damages, losses, costs, expenses, liabilities or obligations (including reasonable attorneys' fees) asserted against Seller by reason of or arising (a) from the obligations and liabilities assumed by Purchaser, (b) from Purchaser's operations after the Closing Date and (c) from any misrepresentation, breach of covenant or warranty or non-fulfillment of any term, provision or condition of Purchaser under this Agreement.

     5. PRORATIONS. There shall be no proration of real or personal property taxes assessed on Seller's Properties.

     6. REPRESENTATIONS AND WARRANTIES OF SELLER. Seller hereby warrants and represents to Purchaser as follows:

        (a) Seller is a corporation duly organized and existing in good standing under the laws of the State of Delaware.

        (b) Seller has corporate power and requisite authority to execute, deliver and perform this Agreement and the transactions contemplated hereby. Seller is duly authorized to execute, deliver and perform this Agreement and is and will continue to be duly authorized to perform this Agreement through the Closing Date. Seller has taken all corporate action necessary to authorize the execution, delivery and performance of this Agreement by Seller.

        (c) This Agreement is a legal and binding obligation of Seller and enforceable in accordance with its terms, except as limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditor's rights.

     7. REPRESENTATIONS AND WARRANTIES OF PURCHASER. Purchaser hereby warrants and represents to Seller as follows:

        (a) Purchaser is a corporation duly organized and validly existing.

        (b) Purchaser has the corporate power and authority to execute, deliver and perform this Agreement and the transactions contemplated herein. Purchaser is duly authorized to execute, deliver and perform this Agreement and is and will continue to be duly authorized to perform this Agreement and the transactions contemplated hereby. Purchaser has taken all corporate action necessary to authorize the execution, delivery and performance of this Agreement.

        (c) Neither the execution and delivery of this Agreement nor the consummation of any of the transactions contemplated herein, will contravene or

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conflict with any provision of law, statute or regulation to which Purchaser is subject or any indenture, mortgage, deed of trust, security agreement, loan agreement or other agreement to which Purchaser is a party or which Purchaser may be bound or violate any provision of the articles of incorporation or bylaws of Purchaser. No consent, approval, authorization or order of any court or governmental authority or third party is required in connection with the execution, delivery and performance by Purchaser of this Agreement.

        (d) This Agreement is the legal and binding obligation of Purchaser, enforceable in accordance with its terms except as may be limited by bankruptcy, insolvency or other laws of general application relating to the enforcement of creditor's rights.

        (e) Purchaser has not incurred any finder's fee or is obligated for any broker's fee in connection with this Agreement.

     8. OPERATIONS OF COMPANY BUSINESS BY SELLER AND PURCHASER'S AGREEMENT. From the date of this Agreement through the Closing Date, (i) Seller shall carry on the Company Business diligently and substantially in the same manner as previously conducted; (ii) provide Purchaser with full access during normal business hours to all of Seller's Properties, books and records of the Seller and to reasonably cooperate with Purchaser's efforts to apply for and obtain any and all licenses or permits necessary to conduct the Company Business; (iii) comply with all applicable laws and agreements of Seller or Seller's Properties and (iv) maintain in effect any insurance coverage now in effect on Seller's Properties.

     9. AGREEMENT OF HARLEQUIN. Immediately after the Closing, Harlequin will convert $1,700,000 of the debt owing from Seller to Harlequin and assumed by the Purchaser into equity of the Purchaser, thereby reducing the debt assumed by the Purchaser by such amount.

     10. CONDITIONS PRECEDENT TO PURCHASER'S OBLIGATION TO CLOSE. The obligation of Purchaser to consummate the transactions contemplated under this Agreement shall be subject to and conditioned upon satisfaction on or before the Closing Date of all of the following conditions:

         (a) Purchaser's receipt of all consents, licenses or permits from the applicable governmental authorities which are necessary or appropriate for Purchaser to acquire and hold Seller's Properties as contemplated by this Agreement, including, without limitation, all consents deemed necessary or appropriate by Seller for the sale or assignment of the Contracts to Purchaser.

         (b) Seller's delivery to Purchaser of a Bill of Sale and Assumption of Liabilities for Seller's Properties conveying good and marketable title to Seller's Properties subject to the Liabilities.

         (c) The written consent and approval of Fremont Financial Corporation , the holder of the first lien on the Seller's Properties, to the sale of such Seller's Properties to Purchaser.

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         (d) All representations and warranties of Seller in this Agreement are true and correct as of the Closing Date. Seller shall have executed and delivered all documents, instruments and items necessary or appropriate to effectuate the transactions contemplated by this Agreement.

     11. CONDITIONS PRECEDENT TO SELLER'S OBLIGATIONS TO CLOSE. The obligations of Seller to consummate the transactions contemplated under this Agreement shall be subject to and conditioned upon satisfaction on or before the Closing Date of all of the following conditions:

         (a) No material adverse change shall have occurred in the Seller's Properties or Seller's business.

         (b) All representations and warranties of Purchaser in this Agreement are true and correct as of the Closing Date.

         (c) The prior consummation of the acquisition by Seller of the issued and outstanding stock of Acewin Profits Limited as described in that certain Acquisition Agreement by and between Seller and China Strategic Holdings Limited.

         (d) Delivery by Purchaser of an executed Representation and Comfort Letter in substantially the same form as Schedule A attached hereto.

     12. CLOSING. The closing of the transactions contemplated by this Agreement shall take place on January 31, 1996, provided, however, that if any of the conditions precedent to Closing set forth herein have not been met, satisfied, or waived by said date, then the Closing shall take place on a subsequent date as determined by the Purchaser and Seller, but in no event later than February 28, 1996. At the Closing, Seller shall deliver to Purchaser possession of Seller's Properties.

     13. TERMINATION. If Purchaser or Seller is unable to obtain the required approvals and consents to this Agreement and all necessary and appropriate licenses, consents or other governmental approval to acquire and hold Seller's Properties, then such party may terminate this Agreement and then Purchaser shall be entitled to an immediate refund of any monies paid to Seller. If Purchaser fails to perform this Agreement for any reason other than as stated in the preceding sentence, Seller may pursue all remedies available under applicable law. If Seller fails to perform this Agreement for any reason other than as stated in this Section 12 Purchaser may pursue all remedies available under applicable law.

     14. MISCELLANEOUS.

         (a) WAIVER. The failure of a party to enforce any provision of this Agreement shall not constitute a waiver of such party's right to thereafter enforce such provision or to enforce any other provision at any time.

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         (b) FURTHER ASSURANCES. Each party Seller shall duly execute and deliver all such further acts, deeds, assignments, transfers, conveyances and other assurances as may be necessary or appropriate to consummate the transactions contemplated by this Agreement.

         (c) MODIFICATION. The terms of this Agreement cannot be modified except by a written instrument signed by the party to be charged.

         (d) ENTIRE AGREEMENT. All prior negotiations and understandings of the parties relating to the subject matter hereof are merged herein. This instrument contains the entire agreement between the parties relating to such subject matter and supersedes all agreements, written and oral, if any, relating thereto.

         (e) ATTORNEYS' FEES. The prevailing party in any suit brought to enforce or interpret this Agreement shall be entitled to recover a reasonable attorneys' fee in addition to any other relief awarded.

         (f) SEVERABILITY. If any provision of this Agreement or the application thereof to any person or circumstances shall be invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

         (g) NOTICE. Any notice required or permitted to be sent hereunder shall be effective when actually delivered or when mailed by certified mail, return receipt requested to the party entitled to receive such notice at the address set forth on the signatory page hereof. Each party may change its address for notice by notice to the other party.

         (h) GOVERNING LAW, JURISDICTION AND VENUE. This Agreement and the rights and obligations of the parties hereunder shall be governed by and construed and enforced in accordance with the laws of the State of Texas. In any dispute or proceeding to enforce or interpret this Agreement, the parties expressly consent to the exclusive jurisdiction of the state and federal courts of Dallas County, Texas and venue shall be proper in Dallas County.

         (i) NOTICE. Any notice or other instrument served or delivered to either party under this Agreement shall be deemed given or delivered when personally delivered or deposited in the United States Mail, registered or certified, with proper prepaid postage affixed, addressed to such party at the address set forth below.

     SELLER:           Regal International, Inc.
                       P. O. Box 1237
                       Corsicana, TX  75151
                       Attn:  President

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               COPY TO:     Ira F. Levy
                            Goins, Underkofler, Crawford
                             & Langdon
                            3300 Thanksgiving Tower
                            1601 Elm Street
                            Dallas, Texas 75201

               PURCHASER    Harlequin Investment Holdings Limited
               & HARLEQUIN  Noble House
                            Queen's Road
                            St. Peter Port
                            Guernsey, Channel Islands


               DATED the 8th day of February 1996.

                                   SELLER

                                   REGAL INTERNATIONAL, INC.

                                   by: /s/  RICHARD N. GRAY
                                       --------------------------------


                                   PURCHASER

                                   NEW REGAL INTERNATIONAL, INC.

                                   by: /s/  RICHARD N. GRAY
                                       --------------------------------

                                   HARLEQUIN:

                                   HARLEQUIN INVESTMENT HOLDINGS
                                   LIMITED

                                   by: /s/  RICHARD N. GRAY
                                       --------------------------------


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                                   SCHEDULE A


Date:

China Strategic Holdings Limited
52/F Bank of China Tower
One Garden Road
Hong Kong

                        REPRESENTATION AND COMFORT LETTER

We, Harlequin Investment Holdings Limited ("Harlequin") and New Regal International, Inc. hereby jointly and severally represent to China Strategic Holdings Limited that immediately subsequent to the closing of the Asset Purchase Agreement (a copy of which is attached herewith for identification purpose), Regal International, Inc. ("Regal") shall have no liability (either actual or contingent) other than the liabilities created by the transactions contemplated by the Acquisition Agreement (as attached marked "AA").

In reliance of this representation by Harlequin, you have agreed to enter into the Stock Purchase Agreement with us.

Yours faithfully,
for and on behalf of
HARLEQUIN INVESTMENT HOLDINGS LIMITED


Authorized Signatory

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